TRADE AND OTHER PAYABLE	12 Months Ended
Dec. 31, 2025
Disclosure Of Trade And Other Payables [Abstract]
TRADE AND OTHER PAYABLE	TRADE AND OTHER PAYABLE
Trade and other payables as at December 31, 2025 and 2024 are as follows:

Amounts in $ ‘000	2025	2024
Accounts payable	8,545	10,103
Taxes and social security	6,043	3,284
Accruals for employees	21,795	16,117
Accruals for rebates and discounts	19,342	14,631
Accrual for production	15,819	8,559
Other accruals	34,356	13,917
Balance at December 31	105,899	66,611

The increase in trade and other payables is mainly due to timing of payments. The Other accruals relate to general expenses for which no invoice was received yet and include, at December 31, 2025, the fee payable for the termination of the DSP facility lease and the sales milestone payable to Novartis on Joenja® sales. Accruals for employees mainly relate to bonuses for employees, holiday allowances and non-taken vacation days and increased due to an increase in the number of employees, partly offset by a decrease on bonuses for employees. The accrual for rebates and discounts has increased, mainly due to the increase of revenues and timing of settlements. Finally, accruals for production relate to production activities by our Contracted Manufacturing Organizations (CMOs), for which no invoice is received yet. The increase is mainly related to timing of invoicing by these CMO's.
The taxes and social security payable includes $3.9 million of corporate income tax payable (2024: $0.3 million).